Note 12 - Warrant Derivative	12 Months Ended
Mar. 31, 2023
Statement Line Items [Line Items]
Disclosure of hedge accounting [text block]
12.	Warrant Derivative

On August 11, 2022, pursuant to an underwritten public offering, 13,333,334 units were sold at a purchase price of US$1.50 per unit for gross proceeds of US$20.0 million ($25.6 million). Each unit included one common share and one common share purchase warrant. Each common share purchase warrant entitles the holder to purchase one common share at an exercise price of US$1.85 until August 9, 2027.

We incurred transaction costs of $2.2 million (US$1.7 million) of which $1.6 million (US$1.2 million) were allocated to share issue costs and $0.6 million (US$0.5 million) were allocated to operating expenses, based on their relative fair values.

Under IFRS 9 Financial Instruments and IAS 32 Financial Instruments: Presentation, warrants with an exercise price denominated in a currency that differs from an entity's functional currency are treated as a derivative measured at fair value with subsequent changes in fair value accounted for through the consolidated statement of loss. Our warrants with an exercise price of US$1.85 meet this requirement and we have presented the value of these warrants as a non-current liability on the consolidated statement of financial position. Upon exercise, the recorded liability will be included in our share capital along with the proceeds from the exercise. If these warrants expire, the related liability is reversed through the consolidated statement of loss. There is no cash flow impact as a result of the accounting treatment for changes in the fair value of the warrant derivative or when warrants expire unexercised.

Estimating the fair value for our warrant derivative requires determining the most appropriate valuation model which is dependent on the terms and conditions of the issuance. This estimate also requires determining the most appropriate inputs to the valuation model, including the expected life of the warrant derivative, expected share price volatility and expected dividend yield and making assumptions about them.

A reconciliation of the change in fair value of the warrant derivative is as follows:

Fair value of Warrant Derivatives
$
Balance, August 11, 2022	7,507
Change in fair value of warrant derivative	(4,818)
Foreign exchange loss	471
Balance, March 31, 2023	3,160

We use historical data to estimate the expected dividend yield and expected volatility of our stock in determining the fair value of the warrants. The risk-free interest rate is based on U.S. Department of Treasury benchmark treasury yield rates in effect at the time of valuation and the expected life of the warrants represents the estimated length of time the warrants are expected to remain outstanding.

The following table summarizes the key assumptions used in the Black-Scholes valuation of the warrant derivative at March 31, 2023:

	March 31, 2023	August 11, 2022

Fair value of warrants	$0.24	$0.56
Underlying share price	$0.88	$1.33
Risk free interest rate	5.10%	3.15%
Expected hold period to exercise (years)	2.50	3.0
Expected share price volatility	85%	85%
Expected dividend yield	Nil	Nil

The following table summarizes our outstanding warrant derivative for the year ended ending March 31, 2023:

Exercise Price	Outstanding Beginning of the Period	Granted during the Period	Outstanding, End of the Period	Weighted Average Remaining Contractual Life (years)
US$1.85	-	13,333,334	13,333,334	4.36